                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No. 33-87864











                    AIG SUNAMERICA LIFE INSURANCE COMPANY
                          VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     SUPPLEMENT TO THE POLARIS PROTECTOR PROSPECTUS (R-2668-PRN (R 4/03))
                              DATED MAY 1, 2003

--------------------------------------------------------------------------------


This is a supplement to the May 1, 2003 prospectus that does not include the Rewards feature.

The following replaces the chart in the last paragraph of in THE CAPITAL PROTECTOR FEE section in the left hand column on page 9 of the prospectus:

           Contract Year                           Annualized Charge
           -------------                           -----------------
                0-7                                     0.45%
                8-10                                    0.15%
                11+                                     None





Date:    September 18, 2003


               PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.










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